                                                                   Exhibit 99.1

                                 April 3, 1996

De Anza Properties - X
c/o De Anza Corporation
Operating General Partner
9171 Wilshire Boulevard, Suite 627
Beverly Hills, California 90210

                      Re:  Meeting of the Limited Partners
                           of De Anza Properties - X

Ladies and Gentlemen:

        All capitalized terms used but not defined herein shall have the meanings set forth in the Third Amended and Restated Agreement of Limited Partnership of De Anza Properties - X, as amended (the "Partnership Agreement").

        As you are aware, Moraga Capital, LLC ("Moraga Capital") is the beneficial owner of 1,652 Units of De Anza Properties - X, constituting approximately 7.3% of the outstanding Interests. In addition, each of the following entities (together with Moraga Capital, the "Affiliated Limited Partners") is the beneficial owner of the number of Units set forth opposite its name, constituting, in the aggregate, approximately 7.19% of the outstanding Interests:




                 Entity                            Number of Units
                 ------                            ---------------
        Real Estate Securities Fund 1983                  10
        MacKenzie Fund III                                81
        MacKenzie Fund V                                 281
        MacKenzie Fund VI                                402
        MacKenzie Specified Income Fund                  279
        MacKenzie Patterson Special Fund                 270
        Previously Owned Partnerships Income Fund 2      231
        Previously Owned Mortgage Partnerships
          Income Fund 3, L.P.                              5
        Vanderbilt Income and Growth Associates, L.L.C.    5


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De Anza Properties - X
April 3, 1996
Page 2




Pursuant to Section 25.1 of the Partnership Agreement, the Affiliated Limited Partners hereby request that a meeting of the Limited Partners (the "Special Meeting") be called for the following purposes:

          1. To consider and vote upon an amendment to the Partnership
     Agreement that would (a) delete Section 12.3.1 thereof and (b) provide that
     (i) any written property management agreement to be entered into by the Partnership with respect to any Property must be the subject of a competitive bidding process in which bids are solicited from not less than three nationally or regionally recognized apartment property management firms and (ii) any existing management agreement with respect to any Property that was not the subject of such a competitive bidding process be terminated as soon as practicable (but, in any event, no later than 60 days following the adoption of such amendment by the Limited Partners) and that the management of such Property following such termination be determined as specified in clause (i);

          2. To consider and vote upon an amendment to the Partnership Agreement that would require that (a) the Partnership retain a qualified and experienced firm to provide administrative services to the Partnership that are necessary for the operation of the Partnership and its Properties, including, without limitation, bookkeeping, computer services and transfer services, such retention to be based upon a competitive bidding process in which bids are solicited from not less than three such firms and (b) any existing agreement, arrangement or understanding with respect to the provision of such services that constitutes an Interested Partner Transaction (without giving effect to the provisos contained in
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De Anza Properties - X
April 3, 1996
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the definition of "Interested Partner Transaction") be terminated as soon as practicable (but, in any event, no later than 60 days following the adoption of such amendment by the Limited Partners) and that such services thereafter be provided in the manner specified in clause (a);

        3. To consider and vote upon an amendment to the Partnership Agreement that would (a) insert the word "Limited" in two instances: (i) prior to the word "Partners" in the fifth line of Section 24.2 and (ii) prior to the word "Partner" in the penultimate line of Section 24.2; and

        4. To consider and vote upon an amendment to the Partnership Agreement that would amend the relevant portions of Sections 10 and 11 of the Partnership Agreement such that (i) each time the percentage of Distributable Cash or Profits allocable to the General Partners is referenced as 23.6816%, such percentage would be reduced by 5% of such amount as of the last day of each month occurring in the period commencing 90 days following the adoption of such amendment and continuing until such time as the sole remaining Property has been sold and at least 95% of the proceeds attributable to such sale have been distributed to the Partners (any such reduction, a "Reduction Percentage") and
(ii) each time the percentage of Distributable Cash or Profits allocable to the Limited Partners is referenced as 76.3184%, such percentage would be increased as of the last day of each month occurring in such period by the amount of the Reduction Percentage applicable to such month.
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De Anza Properties - X
April 3, 1996
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        Pursuant to Section 25.2 of the Partnership Agreement, the Affiliated
Limited Partners hereby elect to set the record date for the Special Meeting. Upon your advising Moraga Capital of the date for the Special Meeting, the Affiliated Limited Partners will advise you of such record date. The address of Moraga Capital is: 1640 School Street, Suite 100, Moraga, California 94556.

        Pursuant to Section 22.1 of the Partnership Agreement, the Affiliated Partners hereby request the opportunity to inspect and copy the books and records of the Partnership referred to in such Section. A representative of the Affiliated Partners will notify you shortly of proposed dates and times for such inspection.

                                Very truly yours,

                                Moraga Capital, LLC

                                By: /s/ C.E. Patterson
                                    ---------------------------------
                                    Name: C.E. Patterson
                                    Title: Member

                                Real Estate Securities Fund 1983

                                By: /s/ C.E. Patterson
                                    ---------------------------------
                                    Name: C.E. Patterson
                                    Title: President of GP

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De Anza Properties - X
April 3, 1996
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                                MacKenzie Fund III


                                By: /s/ C.E. Patterson
                                    ---------------------------------
                                    Name: C.E. Patterson
                                    Title: President of GP


                                MacKenzie Fund V


                                By: /s/ C.E. Patterson
                                    ---------------------------------
                                    Name: C.E. Patterson
                                    Title: President of GP

                                MacKenzie Fund VI


                                By: /s/ C.E. Patterson
                                    ---------------------------------
                                    Name: C.E. Patterson
                                    Title: President of GP

                                MacKenzie Specified Income Fund


                                By: /s/ C.E. Patterson
                                    ---------------------------------
                                    Name: C.E. Patterson
                                    Title: President of GP

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De Anza Properties - X
April 3, 1996
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                              MacKenzie Patterson Special Fund



                              By:  /s/ C.E. Patterson
                                 -----------------------------
                                   Name: C.E. Patterson
                                   Title: President of GP


                              Previously Owned Partnerships
                                 Income Fund 2


                              By:  /s/ C.E. Patterson
                                 ----------------------------
                                   Name: C.E. Patterson
                                   Title: President of GP



                              Previously Owned Mortgage
                                 Partnerships Income Fund 3, L.P.


                              By:  /s/ C.E. Patterson
                                 ----------------------------
                                   Name: C.E. Patterson
                                   Title: President of GP



                              Vanderbilt Income and Growth
                                 Associates, L.L.C.


                              By:  /s/ Michael L. Ashner
                                 ----------------------------
                                   Name: Michael L. Ashner
                                   Title: Managing Director